                                                                      EXHIBIT 20

                       AMERICAN HONDA FINANCE CORPORATION
             Servicer's Certificate - Honda Auto Lease Trust 1999-A

Distribution Date of January 15, 2001 for the Collection Period of December 1, 2000 through December 31, 2000

POOL DATA - ORIGINAL DEAL PARAMETERS
Aggregate Net Investment Value (ANIV)                                             3,300,158,606.28

Servicer Advance                                                                                --
Servicer Payahead                                                                     7,383,934.30
Number of Contracts                                                                        172,598
Weighted Average Lease Rate (Discounted)                                                      9.05%
Weighted Average Lease Rate                                                                   6.29%
Weighted Average Remaining Term                                                              30.48
Servicing Fee Percentage (annual)                                                             1.00%

POOL DATA - CURRENT MONTH
  Aggregate Net Investment Value                                                  2,384,992,601.87
  Number of Current Contracts                                                              149,576
  Weighted Average Lease Rate (Discounted)                                                    9.04%
  Weighted Average Lease Rate                                                                 6.28%
  Weighted Average Remaining Term                                                            12.93

--------------------------------------------------------------------------------------------------
RESERVE FUND:
  Initial Deposit Amount                                                            115,274,540.12
  Specified Reserve Fund Percentage (if Tests i, ii and iii are satisfied)                    5.50%
  Specified Reserve Fund Amount (if Tests i, ii and iii are satisfied)              181,145,705.90
  Specified Reserve Fund Percentage (if Tests i, ii or iii are not satisfied)                 6.50%
  Specified Reserve Fund Amount (if Tests i, ii or iii are not satisfied)           214,081,288.79

  Beginning Balance                                                                 180,789,240.05
  Net Investment Income Retained                                                                --
  Deposit Amount                                                                        356,465.85
  Withdrawal Amount                                                                       7,945.58
  Excess Reserve Amount Released                                                                --
  Ending Balance                                                                    181,137,760.32
  Specified Reserve Fund Balance                                                    181,145,705.90
  Net Investment Income                                                                 943,904.53
  Cumulative Withdrawal Amount                                                        4,379,607.87
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

CREDIT LOSSES:                                               Vehicle Count      Amount
                                                             -------------   ------------
  Contracts Charged-off During the Collection Period                 180
  Discounted Principal Balance                                               2,958,991.79
  Net Liquidation Proceeds for the Collection Period                        (1,958,445.96)
  Recoveries - Previously Charged-off Contracts                                232,303.47
          Aggregate Credit Losses for the Collection Period                    768,242.36

  Repossessions for the Collection Period                                             102
  Cumulative Credit Losses for all Periods                                   7,952,594.36

RATIO OF NET CREDIT LOSSES TO THE AVERAGE ANIV BALANCE
FOR EACH COLLECTION PERIOD:
    Second Preceding Collection Period                                               0.27%
    First Preceding Collection Period                                                0.26%
    Current Collection Period                                                        0.38%
--------------------------------------------------------------------------------------------
TEST (i) (CHARGE-OFF RATE TEST)
Three Month Average                                                                  0.30%

Charge-off Rate Test (Test satisfied if <= 1.5%)                            Test Satisfied
--------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Principal
DELINQUENT CONTRACTS:                                             Percent        Accounts      Percent           Balance
                                                                  --------       --------      --------       -------------
 31-60 Days Delinquent                                                1.15%         1,726          1.13%      26,997,629.82
 61-90 Days Delinquent                                                0.18%           265          0.17%       4,034,093.53
 Over 90 Days Delinquent                                              0.16%           238          0.16%       3,797,047.91
 Total Delinquencies                                                                2,229                     34,828,771.26

RATIO OF NUMBER OF CONTRACTS DELINQUENT MORE THAN 60 DAYS TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                                                 0.26%
    First Preceding Collection Period                                                                                  0.29%
    Current Collection Period                                                                                          0.34%

------------------------------------------------------------------------------------------------------------------------------
TEST (ii) (DELINQUENCY RATE TEST)
Three Month Average                                                                                                    0.30%
Delinquency Rate Test (Test satisfied if <= 1.5%)                                                             Test Satisfied
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                                 Vehicles
                                                                                            --------
  Matured Lease Vehicle Inventory Sold                                                         191          3,128,434.33
  Net Liquidation Proceeds                                                                                 (2,861,120.25)
  Net Residual Value (Gain) Loss                                                                              267,314.08
  Cumulative Residual Value (Gain) Loss all periods                                                         1,345,017.49

                                                                                                  Average          Average
                                                        Number      Scheduled      Sale       Net Liquidation      Residual
MATURED VEHICLES SOLD FOR                                Sold       Maturities     Ratio         Proceeds           Value
EACH COLLECTION PERIOD:                                ---------    ---------    ---------    ---------------   ------------
  Second Preceding Collection Period                         114          133        85.71%      15,851.44         17,332.54
  First Preceding Collection Period                          166          202        82.18%      15,310.40         17,147.57
  Current Collection Period                                  191          253        75.49%      14,979.69         16,379.24
  Three Month Average                                                                            15,380.51         16,953.12
                                                                                                                ------------
Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                                        90.72%
------------------------------------------------------------------------------------------------------------------------------

                                                                                              CURRENT PERIOD
TEST (iii) (RESIDUAL VALUE TEST)                                                                AMOUNT/RATIO      TEST MET?
                                                                                              ---------------  --------------
a) Number of Vehicles Sold > 45% of Scheduled Maturities and >= 500 Scheduled Maturities           75.49%            Yes
b) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Average Residual Values                90.72%            Yes
Residual Value Test  (Test satisfied if tests a and b = Yes)                                                   Test Satisfied
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
  SERVICER'S FEE DUE:                                                                                              Amount
                                                                                                                ------------
  Prior Cumulative Servicer's Fee Shortfall                                                                               --
  Servicer's Fee Due This Collection Period                                                                     2,031,390.70
  Servicer's Fee Paid                                                                                           2,031,390.70
  Current Cumulative Servicer's Fee Shortfall                                                                             --
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
  ADVANCES AND PAYAHEADS:                                                                                          Amount
                                                                                                                ------------
  ADVANCES
  Prior Outstanding Servicer Advances                                                                           1,238,103.24
  Net Advance/(Recovery) This Period                                                                              493,032.05
  Nonrecoverable Prior Advances                                                                                  (187,897.82)
  Current Outstanding Servicer Advances                                                                         1,543,237.47
  PAYAHEAD ACCOUNT
  Prior Outstanding Payahead Balance                                                                            7,758,615.98
  Net Allocation/(Collections) of Advanced Payments This Period                                                 1,695,884.66
  Current Outstanding Payahead Balance                                                                          6,062,731.32
------------------------------------------------------------------------------------------------------------------------------


                                                                                        Securities        Class A1        Class A2
                                                                        Total         Balance (99.8%)     Balance         Balance
                                                                     -------------    ---------------  -------------   -------------
COLLECTIONS:
INTEREST
 Scheduled Interest Collections                                      16,464,365.09     16,431,436.36

 Interest Related To Prepayments in Full                                190,516.65        190,135.62
 Interest Related To Full Term and Over Term Payoffs                     20,271.38         20,230.84
 Interest Related to Reallocation Payments                                9,147.54          9,129.24
 Excess Liquidation Proceeds                                                    --                --
 Recoveries                                                             232,303.47        231,838.86
       Available Interest                                            16,916,604.13     16,882,770.92
PRINCIPAL
 Scheduled Principal Collections                                     28,559,751.05     28,502,631.55
 Prepayments In Full                                                 11,734,965.91     11,711,495.98
 Full Term and Over Term Payoffs                                      5,569,242.27      5,558,103.79
 Reallocation Payment                                                   724,857.16        723,407.45
 Net Liquidation Proceeds                                             4,819,566.21      4,809,927.08
       Available Principal                                           51,408,382.60     51,305,565.83

WITHDRAWAL FROM RESERVE FUND                                              7,945.58          7,945.58
TOTAL OF SOURCES FOR DISTRIBUTION                                    68,332,932.31

DISTRIBUTIONS:
INTEREST

 Transferor Interest                                                     29,770.43
 Capped Trustee Fees                                                            --                --
 Class A Interest                                                    11,295,296.61     11,295,296.61              --              --
 Class A Interest Carryover Shortfalls                                          --                --              --              --
 Class B Interest                                                       365,750.00        365,750.00
 Class B Interest Carryover Shortfalls                                          --                --
 Class C Interest                                                       379,500.00        379,500.00
 Class C Interest Carryover Shortfalls                                          --                --
 Capped Contingent and Excess Liability Premiums                                --                --
 Capped Origination Trust Administrative Expenses                               --                --
 Other Capped Trustee Fees                                                      --                --
 Servicer's Fee                                                       2,031,390.70      2,027,327.92
 Unpaid Servicer's Fees Related to Prior Collection Periods                     --                --
 Reserve Fund Deposit                                                   356,465.85        356,465.85
 Certificate Interest                                                 1,201,051.93      1,201,051.93
 Certificate Interest Carryover Shortfall                                       --                --
 Excess Interest to Transferor                                                  --
    TOTAL DISTRIBUTIONS OF INTEREST                                  15,659,225.52     15,625,392.31              --              --

PRINCIPAL

 Transferor Principal                                                   102,816.77
 Principal Distribution to A-1, A-2, A-3 and A-4 Notes               51,305,565.83     51,305,565.83              --              --
 Principal Distribution to A-5, B and C Notes                                   --                --
 Principal Distribution to Certificates                                         --                --
 Class A Covered Loss Amount                                          1,265,324.19      1,265,324.19              --              --
 Class A Note Principal Loss Amount/Class A Note Principal Carryover            --                --              --              --
 Class B Covered and Uncovered Loss Amount                                      --                --
 Class C Covered and Uncovered Loss Amount                                      --                --
 Class B Note Principal Loss Carryover Shortfall                                --                --
 Class C Note Principal Loss Carryover Shortfall                                --                --
 Class B Note Interest on Principal Loss Carryover Shortfall                    --                --
 Class C Note Interest on Principal Loss Carryover Shortfall                    --                --
 Certificate Principal Loss Amount/Certificate Principal Carryover              --                --
 Uncapped Administrative Expenses (paid to the Trustees)                        --                --

    TOTAL DISTRIBUTIONS OF PRINCIPAL                                 52,673,706.79     52,570,890.02              --              --

NOTE/CERTIFICATE INTEREST CARRYOVER SHORTFALLS
 Beginning Balance                                                                                --              --              --
 Current Period Increase (Decrease)                                                               --              --              --
 Ending Balance                                                                                   --              --              --
NOTE/CERTIFICATE PRINCIPAL LOSS AMOUNT
 Beginning Balance                                                    6,001,797.97      5,997,692.84              --              --
 Current Period Increase (Decrease)                                      37,046.06         34,486.73              --              --
 Ending Balance                                                       6,038,844.03      6,032,179.57              --              --


                                                                       Class A3        Class A4        Class A5         Class B
                                                                        Balance         Balance         Balance         Balance
                                                                     -------------   -------------   -------------   -------------
COLLECTIONS:
INTEREST
 Scheduled Interest Collections

 Interest Related To Prepayments in Full
 Interest Related To Full Term and Over Term Payoffs
 Interest Related to Reallocation Payments
 Excess Liquidation Proceeds
 Recoveries
       Available Interest
PRINCIPAL
 Scheduled Principal Collections
 Prepayments In Full
 Full Term and Over Term Payoffs
 Reallocation Payment
 Net Liquidation Proceeds
       Available Principal

WITHDRAWAL FROM RESERVE FUND
TOTAL OF SOURCES FOR DISTRIBUTION

DISTRIBUTIONS:
INTEREST

 Transferor Interest
 Capped Trustee Fees
 Class A Interest                                                     1,448,171.61    5,375,000.00    4,472,125.00
 Class A Interest Carryover Shortfalls                                          --              --              --
 Class B Interest                                                                                                       365,750.00
 Class B Interest Carryover Shortfalls                                                                                          --
 Class C Interest
 Class C Interest Carryover Shortfalls
 Capped Contingent and Excess Liability Premiums
 Capped Origination Trust Administrative Expenses
 Other Capped Trustee Fees
 Servicer's Fee
 Unpaid Servicer's Fees Related to Prior Collection Periods
 Reserve Fund Deposit
 Certificate Interest
 Certificate Interest Carryover Shortfall

 Excess Interest to Transferor
    TOTAL DISTRIBUTIONS OF INTEREST                                   1,448,171.61    5,375,000.00    4,472,125.00      365,750.00

PRINCIPAL

 Transferor Principal
 Principal Distribution to A-1, A-2, A-3 and A-4 Notes               51,305,565.83              --
 Principal Distribution to A-5, B and C Notes                                                                   --              --
 Principal Distribution to Certificates
 Class A Covered Loss Amount                                          1,265,324.19              --              --
 Class A Note Principal Loss Amount/Class A Note Principal Carryover            --              --              --
 Class B Covered and Uncovered Loss Amount                                                                                      --
 Class C Covered and Uncovered Loss Amount
 Class B Note Principal Loss Carryover Shortfall                                                                                --
 Class C Note Principal Loss Carryover Shortfall
 Class B Note Interest on Principal Loss Carryover Shortfall                                                                    --
 Class C Note Interest on Principal Loss Carryover Shortfall
 Certificate Principal Loss Amount/Certificate Principal Carryover
 Uncapped Administrative Expenses (paid to the Trustees)

    TOTAL DISTRIBUTIONS OF PRINCIPAL                                 52,570,890.02              --              --              --

NOTE/CERTIFICATE INTEREST CARRYOVER SHORTFALLS
 Beginning Balance                                                              --              --              --              --
 Current Period Increase (Decrease)                                             --              --              --              --
 Ending Balance                                                                 --              --              --              --
NOTE/CERTIFICATE PRINCIPAL LOSS AMOUNT
 Beginning Balance                                                              --              --              --              --
 Current Period Increase (Decrease)                                             --              --              --              --
 Ending Balance                                                                 --              --              --              --

                                                                                                      Transferor
                                                                        Class C       Certificate      Interest
                                                                        Balance         Balance         Balance
                                                                     -------------   -------------   -------------
COLLECTIONS:
INTEREST
 Scheduled Interest Collections                                                                          32,928.73

 Interest Related To Prepayments in Full                                                                    381.03
 Interest Related To Full Term and Over Term Payoffs                                                         40.54
 Interest Related to Reallocation Payments                                                                   18.30
 Excess Liquidation Proceeds                                                                                    --
 Recoveries                                                                                                 464.61
       Available Interest                                                                                33,833.21
PRINCIPAL
 Scheduled Principal Collections                                                                         57,119.50
 Prepayments In Full                                                                                     23,469.93
 Full Term and Over Term Payoffs                                                                         11,138.48
 Reallocation Payment                                                                                     1,449.71
 Net Liquidation Proceeds                                                                                 9,639.13
       Available Principal                                                                              102,816.77

WITHDRAWAL FROM RESERVE FUND
TOTAL OF SOURCES FOR DISTRIBUTION

DISTRIBUTIONS:
INTEREST

 Transferor Interest                                                                                     29,770.43
 Capped Trustee Fees
 Class A Interest
 Class A Interest Carryover Shortfalls
 Class B Interest
 Class B Interest Carryover Shortfalls
 Class C Interest                                                       379,500.00
 Class C Interest Carryover Shortfalls                                          --
 Capped Contingent and Excess Liability Premiums
 Capped Origination Trust Administrative Expenses
 Other Capped Trustee Fees
 Servicer's Fee                                                                                           4,062.78
 Unpaid Servicer's Fees Related to Prior Collection Periods                                                     --
 Reserve Fund Deposit
 Certificate Interest                                                                 1,201,051.93
 Certificate Interest Carryover Shortfall                                                       --

 Excess Interest to Transferor                                                                                  --
    TOTAL DISTRIBUTIONS OF INTEREST                                     379,500.00    1,201,051.93       33,833.21

PRINCIPAL

 Transferor Principal                                                                                   102,816.77
 Principal Distribution to A-1, A-2, A-3 and A-4 Notes
 Principal Distribution to A-5, B and C Notes                                   --
 Principal Distribution to Certificates                                                         --
 Class A Covered Loss Amount
 Class A Note Principal Loss Amount/Class A Note Principal Carryover
 Class B Covered and Uncovered Loss Amount
 Class C Covered and Uncovered Loss Amount                                      --
 Class B Note Principal Loss Carryover Shortfall
 Class C Note Principal Loss Carryover Shortfall                                --
 Class B Note Interest on Principal Loss Carryover Shortfall
 Class C Note Interest on Principal Loss Carryover Shortfall                    --
 Certificate Principal Loss Amount/Certificate Principal Carryover                              --
 Uncapped Administrative Expenses (paid to the Trustees)

    TOTAL DISTRIBUTIONS OF PRINCIPAL                                            --              --      102,816.77

NOTE/CERTIFICATE INTEREST CARRYOVER SHORTFALLS
 Beginning Balance                                                              --              --
 Current Period Increase (Decrease)                                             --              --
 Ending Balance                                                                 --              --
NOTE/CERTIFICATE PRINCIPAL LOSS AMOUNT
 Beginning Balance                                                              --    5,997,692.84        4,105.13
 Current Period Increase (Decrease)                                             --       34,486.73        2,559.32
 Ending Balance                                                                 --    6,032,179.57        6,664.45


                                                                                 Securities          Class A1         Class A2
                                                                 Total         Balance (99.8%)       Balance          Balance
                                                           ----------------   ----------------   ----------------  ----------------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS AND CERTIFICATEHOLDERS:
  Interest Distributions                                      15,659,225.52      15,625,392.31                 --                --
  Principal Distributions                                     52,673,706.79      52,570,890.02                 --                --
            Total Distributions                               68,332,932.31      68,196,282.34                 --                --

ORIGINAL DEAL PARAMETER

  Aggregate Net Investment Value (ANIV)                    3,300,158,606.28
  Initial Note/Certificate Balance                                            3,293,558,289.00     380,000,000.00    360,000,000.00
  Percent of ANIV                                                                        99.80%             11.51%            10.91%
  Class Allocation Percentage                                                                               12.89%            12.22%
  Note/Certificate Factor                                                                                    1.00              1.00
  Note/Certificate Rate                                                                                     5.445%            5.875%
  Servicer Advance                                                       --
  Servicer Payahead                                            7,383,934.30
  Number of Contracts                                               172,598
  Weighted Average Lease Rate                                          6.29%
  Weighted Average Lease Rate (Discounted)                             9.05%
  Weighted Average Remaining Term                                     30.48
  Servicing Fee Percentage                                             1.00%

POOL DATA PRIOR MONTH

  Aggregate Net Investment Value (ANIV)                    2,437,668,844.38
  Note/Certificate Balance                                                    2,432,764,815.21                 --                --
  Percent of ANIV                                                                        99.80%              0.00%             0.00%
  Class Allocation Percentage                                                                                0.00%             0.00%
  Note/Certificate Factor                                                                                    0.00              0.00
  Servicer Advance                                             1,238,103.24
  Servicer Payahead                                            7,758,615.98
  Number of Contracts                                               151,134
  Weighted Average Lease Rate                                          6.28%
  Weighted Average Lease Rate (Discounted)                             9.04%
  Weighted Average Remaining Term                                     13.87
  Servicing Fee Percentage                                             1.00%
  Number of Days in the Accrual Period                                                                         30                30

POOL DATA CURRENT MONTH

  Aggregate Net Investment Value (ANIV)                    2,384,992,601.87
  Note/Certificate Balance                                                    2,380,193,925.19                 --                --
  Percent of ANIV                                                                        99.80%              0.00%             0.00%
  Class Allocation Percentage                                                                                0.00%             0.00%
  Note/Certificate Factor                                                                                    0.00              0.00
  Servicer Advance                                             1,543,237.47
  Servicer Payahead                                            6,062,731.32
  Number of Contracts                                               149,576
  Weighted Average Lease Rate                                          6.28%
  Weighted Average Lease Rate (Discounted)                             9.04%
  Weighted Average Remaining Term                                     12.93
  Servicing Fee Percentage                                             1.00%
  Number of Days in the Accrual Period                                                                         31                31




                                                                Class A3           Class A4         Class A5           Class B
                                                                Balance            Balance          Balance            Balance
                                                            ----------------  ----------------  ----------------  ----------------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS AND CERTIFICATEHOLDERS:
  Interest Distributions                                        1,448,171.61      5,375,000.00      4,472,125.00        365,750.00
  Principal Distributions                                      52,570,890.02                --                --                --
            Total Distributions                                54,019,061.63      5,375,000.00      4,472,125.00        365,750.00

ORIGINAL DEAL PARAMETER

  Aggregate Net Investment Value (ANIV)
  Initial Note/Certificate Balance                            400,000,000.00  1,000,000,000.00    807,000,000.00     66,000,000.00
  Percent of ANIV                                                      12.12%            30.30%            24.45%             2.00%
  Class Allocation Percentage                                          13.57%            33.93%            27.38%           100.00%
  Note/Certificate Factor                                               1.00              1.00              1.00              1.00
  Note/Certificate Rate                                                6.100%            6.450%            6.650%            6.650%
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH

  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                                    284,886,218.12  1,000,000,000.00    807,000,000.00     66,000,000.00
  Percent of ANIV                                                      11.69%            41.02%            33.11%             2.71%
  Class Allocation Percentage                                          13.62%            47.80%            38.58%           100.00%
  Note/Certificate Factor                                               0.71              1.00              1.00              1.00
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                                    30                30                30                30

POOL DATA CURRENT MONTH

  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                                    232,315,328.10  1,000,000,000.00    807,000,000.00      66,000,000.00
  Percent of ANIV                                                       9.74%            41.93%            33.84%              2.77%
  Class Allocation Percentage                                          11.39%            49.04%            39.57%            100.00%
  Note/Certificate Factor                                               0.58              1.00              1.00               1.00
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                                    30                30                30                 30

                                                                                                    Transferor
                                                               Class C          Certificate          Interest
                                                               Balance            Balance            Balance
                                                           ----------------   ----------------   ----------------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS AND CERTIFICATEHOLDERS:
  Interest Distributions                                         379,500.00       1,201,051.93          33,833.21
  Principal Distributions                                                --                 --         102,816.77
            Total Distributions                                  379,500.00       1,201,051.93         136,649.97

ORIGINAL DEAL PARAMETER

  Aggregate Net Investment Value (ANIV)
  Initial Note/Certificate Balance                            66,000,000.00     214,558,289.00       6,600,317.28
  Percent of ANIV                                                      2.00%              6.50%              0.20%
  Class Allocation Percentage                                        100.00%            100.00%
  Note/Certificate Factor                                              1.00               1.00
  Note/Certificate Rate                                               6.900%             6.900%
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH

  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                                    66,000,000.00     208,878,597.09       4,904,029.17
  Percent of ANIV                                                      2.71%              8.57%              0.20%
  Class Allocation Percentage                                        100.00%            100.00%
  Note/Certificate Factor                                              1.00               0.97
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                                   30                 30

POOL DATA CURRENT MONTH

  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                                    66,000,000.00     208,878,597.09       4,798,676.68
  Percent of ANIV                                                      2.77%              8.76%              0.20%
  Class Allocation Percentage                                        100.00%            100.00%
  Note/Certificate Factor                                              1.00               0.97
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                                   30                 30

I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ JOHN WEISICKLE
--------------------------
John Weisickle, Vice President Finance